                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of earliest event reported)
                                 May 31, 1996



                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                  0-18312                76-0252850
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)


2835 Holmes Road, Houston, Texas                                    77051
(Address of principal executive offices)                       (Zip Code)


                                 (713) 799-5100
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)


                                                      Total Number of Pages:  64
                                                                             ---
                                              Exhibit Index Located at Page    4
                                                                            ----

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       On May 31, 1996, pursuant to that certain Share Purchase Agreement dated as of May 31, 1996 (a copy of which is attached hereto as Exhibit 2.1), Tuboscope Vetco International Corporation (the "Company"), through its subsidiaries, acquired all of the outstanding shares of capital stock of Wadeco Oilfield Services Ltd. ("Wadeco") for an aggregate purchase price of $21.6 million. The aggregate purchase price was comprised of the assumption of $5.2 million of Wadeco debt and cash of $16.4 million (provided from the Company's cash reserves and its existing revolving credit facility).

       Wadeco owns and operates a fleet of 137 centrifuges and various other pieces of solids control equipment, which it rents to oil and gas operators and drilling contractors across western Canada, Newfoundland, Nova Scotia and North Dakota. Wadeco is based in Leduc, Alberta, with offices in Calgary, Grande Prairie and Estevan, Saskatchewan.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Wadeco Oilfield Services, Ltd.

            It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within 60 days.

       (b)  Pro Forma Financial Information.

            It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed within 60 days.

       (c)  Exhibits.

       2.1 Share Purchase Agreement dated as of May 31, 1996 between TVI Wadeco Inc., J & S Hokanson Investments Ltd., John Hokanson, Douglas Bell, Robert Russell, Richard Rutherford and Wadeco Oilfield Services Ltd.

       99.1 Text of Press Release, dated June 3, 1996.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TUBOSCOPE VETCO INTERNATIONAL CORPORATION



Date: June 14, 1996     By:  /s/ Joseph C. Winkler
                             -------------------------------------------------
                             Joseph C. Winkler
                             Executive Vice President, Chief Financial Officer
                             and Treasurer

                           EXHIBIT INDEX TO FORM 8-K

                                                          Sequentially
Exhibit No.   Description                                 Numbered Page
2.1           Share Purchase Agreement dated as of              6
              May 31, 1996 between TVI Wadeco Inc.,
              J & S Hokanson Investments
              Ltd., John Hokanson, Douglas Bell,
              Robert Russell, Richard Rutherford
              and Wadeco Oilfield Services Ltd.

99.1          Text of Press Release, dated June 3, 1996.       63

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